UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(727) 287-2800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 6, 2026, Upexi, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”) for the issuance and sale of 6,337,000 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) and accompanying warrants (the “Warrants”) to purchase up to 6,337,000 shares of Common Stock (the “Warrant Shares”) in a registered direct offering (the “Offering”), at a combined offering price of $1.17 per share of Common Stock and accompanying Warrant. Each Warrant has an exercise price of $1.50 per Warrant Share, are exercisable immediately upon issuance, and will expire five (5) years from the date of issuance and include a redemption right at a price of $5.00 per share.

The Offering closed on February 9, 2026. The Company received gross proceeds of approximately $7.4 million from the Offering and may receive up to an additional $9.5 million upon the cash exercise of the Warrants, if any, before deducting placement agent fees and other estimated offering expenses payable by the Company.

In connection with the Offering, the Company entered into a Placement Agency Agreement, dated February 6, 2026 (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (“A.G.P” or the “Placement Agent”), which acted as the exclusive placement agent on a reasonable best efforts basis. The Company agreed to pay the placement agent a cash fee equal to 5.0% of the gross proceeds from the sale of the securities and a 5.0% fee on proceeds received from any exercise of the Warrants. In addition, the Company agreed to reimburse A.G.P for up to $75,000 of its legal fees and other out-of-pocket expenses in connection with the Offering, as well as non-accountable expenses incurred by A.G.P for up to $25,000 in connection with the Offering.

In connection with the Offering described above, the Company agreed to amend certain provisions of warrants previously issued to the Purchaser on December 1, 2025 to purchase up to an aggregate of 3,289,474 shares of Common Stock. Effective upon the closing of the Offering, such warrants were amended (the “Amended Warrant”) to reduce the exercise price from $4.00 per share to $2.83 per share and to reduce the redemption price trigger from $8.50 per share to $7.00 per share.

The Shares, Warrants and Warrant Shares to be issued in the Offering will be issued pursuant to a prospectus supplement, which was filed with the Securities and Exchange Commission on February 9, 2026, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-292366), which was declared effective by the Securities and Exchange Commission on January 8, 2026.

A copy of the opinion of Lucosky Brookman, LLP relating to the legality of the issuance and sale of the securities is filed as Exhibit 5.1 hereto.

Pursuant to the Purchase Agreement and the Placement Agency Agreement, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or any amendment or supplement thereto, for a period of 15 days following the closing after the Effective Date, subject to certain customary exceptions, including the use of the Sales Agreement (as defined herein), without the consent of the Purchasers, the Lead Investor and the Placement Agent.

In addition, each of the Company’s directors and executive officers entered into a lock-up agreement (the “Lock-Up Agreement”), which prohibits them from offering, pledging, announcing the intention to sell, selling, contracting to sell, granting any option or right to purchase, or otherwise transferring or disposing of their shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 15 days following the closing of the Offering, subject to certain carveouts. Notwithstanding the foregoing, the Company will be permitted to makes sales under our existing at-the-market sales agreement with the Placement Agent.

The foregoing description of the Purchase Agreement, the Placement Agency Agreement, the Lock-Up Agreements, the Warrants and the Amended Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events

On February 6, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Form of Common Stock Purchase Warrant
4.2	Amendment to Common Stock Purchase Warrant, dated February 6, 2026
5.1	Opinion of Lucosky Brookman, LLP
10.1	Securities Purchase Agreement, dated February 6, 2026, by and between Upexi, Inc. and the purchaser party thereto
10.2	Placement Agent Agreement, dated February 6, 2026, by and between Upexi, Inc. and A.G.P./Alliance Global Partners
10.3	Form of Lock-Up Agreement.
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: February 9, 2026	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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